Exhibit 10.14

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant to purchase 4,260,000 Common Shares	March 23, 2026

ROZE AI INC.

Warrant to Purchase Common Shares

Roze AI Inc., a British Columbia, Canada corporation (the “Company”), certifies that, for value received, David Joshua Bartch, or his successors or assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March __, 2026 (the “Issue Date”) until March __, 2029 (the “Termination Date”) but not thereafter, to subscribe for and purchase from the Company up to 4,260,000 (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common shares, no par value (the “Common Shares”). The purchase price of one Common Share under this Warrant shall be $8.00 (the “Exercise Price”), subject to adjustment hereunder.

1. Exercise and Limitation

1.1 Exercise. This Warrant is exercisable in whole or in part at any time on or after the Issuer Date until the Termination Date, at the option of the Holder, by delivery to the Company of (a) a written notice by email to jamescho@rozeai.com (or such other email address as may be provided by the Company) of election to exercise the Warrant as set forth on Exhibit A hereto (the “Notice of Exercise”); and (b) payment of the Exercise Price in cash by wire transfer or cashier’s check drawn on a United States bank. Within two (2) business days following receipt of the foregoing, the Company shall issue to the Holder the Warrant Shares by (a) causing the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement for the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder, and (b) otherwise through issuance in book entry form of the Warrant Shares to the Holder.

1.2 Limitation on Exercise. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its affiliates and Attribution Parties shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1.2 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.2, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of Common Shares outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1.2, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1.2 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.2 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

2. Adjustments of Exercise Price and Number and Kind of Warrant Shares

2.1 Share Dividends, Share Splits, Combinations. In the event that the Company shall at any time hereafter (a) pay a dividend in Common Shares; (b) subdivide or split its outstanding Common Shares; (c) combine its outstanding Common Shares into a smaller number of shares; then the number of Warrant Shares exercisable pursuant hereto immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of Warrant Shares it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

2.2 Reclassifications. In case of any reclassification of the outstanding Common Shares (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which the Company is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares),the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of Common Shares obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1 (without duplication). The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

3. Certificate as to Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of these Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send by email a copy of each such certificate to the Holder.

4. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company that:

4.1 Holder is acquiring the Warrant and, if applicable, the Warrant Shares, for its own account, for investment purposes only.

4.2 Holder understands that an investment in the Warrant and, upon exercise thereof, the Warrant Shares, involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant and the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

4.3 Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of associated with the Warrant and the Warrant Shares and in protecting its own interest in connection with this transaction.

4.4 Holder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant and the Warrant Shares may result in Holder being required to hold the Warrant and the Warrant Shares for an indefinite period of time.

4.5 Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration the Warrant or Warrant Shares or any part thereof except pursuant to an effective registration statement under the Securities Act or an exemption from registration.

5. Nontransferability. Holder may not sell or transfer this Warrant or any part thereof to any person without the written consent of the Company.

6. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

7. No Rights as Shareholder. The Holder shall have no rights as a shareholder of the Company with respect to the Warrant Shares issuable upon exercise of the Warrant until the receipt by the Company of all of the Exercise Documents.

8. Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company, on the one hand, and the Holder of this Warrant, on the other hand.

9. Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York. Holder and Company hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the County of New York over any dispute relating to this Warrant and Company and Holder each hereby irrevocably agree that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10. Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. A signature delivered by facsimile or email shall constitute an original

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ROZE AI INC.

By:	/s/ Youngjin Cho
Name:	Youngjin Cho
Title:	CEO

Acknowledged and agreed:

/s/ David Joshua Bartch
David Joshua Bartch

EXHIBIT A
NOTICE OF EXERCISE
(To be signed only upon exercise of the Warrants)

To:	Roze AI Inc. (the “Company”)

The undersigned hereby elects to purchase Common Shares (the “Warrant Shares”) of Roze AI Inc. (the “Company”), pursuant to the Warrant held by Holder. The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Warrant.

The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

1. Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

2. Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

3. Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

4. Holder understands that the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act“) or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

5. Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, “Transfer”) any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration.

Number of Warrants Exercised: ______________

Dated: ____________________

By: __________________